FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                           September 14, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On September 14, 1999, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99). In addition, the board of directors of US Airways Group, Inc. (the "Company") has authorized the purchase, subject to market and other considerations, from time to time in the open market or in privately negotiated transactions of up to an additional $500 million of the Company's outstanding common stock.

     Certain of the information contained in the letter to the investment community should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing--particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of US Airways' products, demand for air transportation in the markets in which US Airways operates and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.




Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated September 14, 1999








                (this space intentionally left blank)


















                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: September 14, 1999    By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                                US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: September 14, 1999    By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)














               (this space intentionally left blank)

























Exhibit 99


September 14, 1999


Dear Analysts and Investors:

     Attached please find the US Airways Investor Update for the month of August and the Company's Fleet Plan Forecast for fiscal year 1999.

     In addition to the attached information, we want to update you on our stock purchase program and the continued revenue and cost pressures experienced by US Airways.

     Earlier today US Airways' Board of Directors authorized the Company to purchase up to an additional $500 million of our common stock from time to time, subject to market and other considerations. This announcement is a reaffirmation of our belief in the Company's long-term prospects and our commitment to increase shareholder value. We firmly believe that once our major labor negotiations are completed, our operational difficulties will largely be behind us and all our employees will be able to focus on running a quality airline as we have done in 1996, 1997 and 1998.

     Third and fourth quarter earnings are under pressure due to several factors. First, reductions by the Company in scheduled flying have reduced revenues, and, without a one-for-one reduction in expense, have led to lower earnings. Second, the Company continues to be adversely affected by a high number of flight cancellations. During the months of July and August, the Company cancelled an average of 130 flights per day representing 6.4% of the daily schedule and continues to experience high levels of cancellations in September, resulting in additional lost revenue and capacity with little expense offsets. Third, this poor operational performance is creating passenger dissatisfaction, which, we believe, is impacting our ability to generate revenue.

      During the third quarter, we will have produced 6.1 fewer points of growth than we had anticipated going into the year. Of that, 3.7 points are from daily operational cancellations, 1.7 points are due to pre-planned scheduled reductions made inside of 90 days, and 0.7 points are due to schedule reductions made outside of 90 days.

     Under these circumstances, the Company does not expect to report a profit for the third quarter. Moreover, we expect the third quarter difficulties to carry over to the fourth quarter with the associated impacts of capacity reductions and passenger dissatisfaction.

     As always, if you have any questions or comments on the materials provided, please do not hesitate to call me at 703-872-5009.


					Very truly yours,



					Kimberly A. Holland
					Director, Investor Relations

Enclosures



Certain of the information discussed above or enclosed herewith may be considered forward-looking information. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8-K to be filed with the Securities and Exchange Commission.











                                               US AIRWAYS INVESTOR UPDATE

                         US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                      September 1999
                                                                    Year-over-Year Percentage Change
                                                ----------------------------------------------------------------------
Selected Operating and Financial Statistics     August (Actual)   September     October       November        FY 1999
                                                --------------     ------       ------         ------         -------
Available Seat Miles - Scheduled Service
  -Domestic                                         3.1 %           4.2 %         7.2 %          6.7 %           3.2 %
  -International                                   17.0            19.6          19.5            7.3            17.5
                                                    ---            ----          ----           ----            ----
Total                                               4.6 %           5.8 %         8.5 %          6.8 %           4.6 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                        (2.5)%          (7.3)%         2.0 %          3.6 %          (1.3)%
  -International                                   15.5            12.0          11.5            7.8            17.0
                                                   ----            ----          ----           ----            ----
Total                                              (0.4)%          (4.8)%         3.1 %          4.3 %           0.7 %

Passenger Load Factor                              (3.7) points    (7.2) points  (3.7) points   (1.6) points    (2.7) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                             37.4 %           39.0 %        36.2 %         43.3 %         11.3 %

  -Gallons of Aviation Fuel Consumed                1.3              4.6           2.9            7.5            2.9



Fleet Additions
  -A319                                               0               3             3              2              22
  -A320                                               2               2             0              2              11
                                                     --              --            --             --              --
Total                                                 2               5             3              4              33



Fleet Retirements

  -B737-200                                           0               0             2              1               5
  -B727-200 - Shuttle*                                0               0             1              2               8
  -DC9-30                                             0               1             1              3              16
                                                     --              --            --             --              --
Total                                                 0               1             4              6              29





*   These aircraft are operated by Shuttle, Inc., a wholly-owned subsidiary of US Airways Group, Inc.


Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.
Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information will be contained in a Form 8-K to be filed with the Securities and Exchange Commission.


                                         US AIRWAYS FLEET PLAN

                US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)

                                             September 1999


                                                     Number of Aircraft: 1999 Year End
                       Fleet Plan    ---------------------------------------------------------------
                         as of
Fleet Type             08/31/1999    Average Seats    Average Age (yrs.)    Owned    Leased    Total

----------             ----------    -------------    ------------------    -----    ------    -----

B767-200                  12              203              10.5               8         4        12
B757-200                  34              182               9.2              23        11        34
B727-200 - Shuttle*       11              163              29.6               4         0         4
B737-400                  54              144              10.0              19        35        54
MD-80                     31              141              17.8              15        16        31
B737-300                  85              126              12.7              11        74        85
B737-200 - MetroJet       47              118              17.0              38         4        42
B737-200                  17              108              17.7              14         3        17
DC9-30                    45              100              22.1              27         7        34
F-100                     40               97               9.1              36         4        40
A320                       7              142               0.5               0        11        11
A319                      17              120               0.6               0        28        28
                         ---              ---              ----             ---       ---       ---
Average Total Aircraft   400              131              12.5             195       197       392

 Hushkit Program                           1999
  as of 8/31/99        Stage 2          Compliance
------------------     -------          ----------

B737-200                  13             Stage 3
B727-200 - Shuttle*        7             Retire
DC9-30                    11             Retire





Firm Order/Options
  as of 8/31/99          Firm           Reconfirmable       Options
------------------       ----           -------------       -------
A319/320                 130                 196               50
A330                      10                   4               16


*   These aircraft are operated by Shuttle, Inc., a wholly-owned subsidiary of US Airways Group, Inc.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information will be contained in a Form
8-K to be filed with the Securities Exchange Commission.
